Other Operating Gains, Net	12 Months Ended
Dec. 31, 2024
Text block [abstract]
Other Operating Gains, Net
Note 6: Other Operating Gains, Net
Other operating gains, net, were $144 million for the year ended December 31, 2024 as $196 million of gains from the sales of FindLaw and certain other
non-core
businesses (see note 7), which were partly offset by an impairment of an equity method investment due to a decline in the value of the Company’s commercial real estate holding, acquisition-related deal costs, and costs related to a legal provision, and other items.
Other operating gains, net, were $397 million for the year ended December 31, 2023 due to a $342 million gain on the sale of a majority interest in the Company’s Elite business (see note 7), $42 million of gains on the sale of two wholly-owned Canadian subsidiaries to a company affiliated with Woodbridge, the Company’s principal shareholder (see note 32), and a gain on the sale of real estate.